Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events
Subsequent Events

32 Subsequent events

On 9 January 2023, it was announced that AstraZeneca had entered into a definitive agreement to acquire CinCor Pharma, Inc. (CinCor), a US-based clinical-stage biopharmaceutical company, focused on developing novel treatments for resistant and uncontrolled hypertension as well as chronic kidney disease. On 23 January 2023, AstraZeneca initiated a tender offer to acquire all of CinCor’s outstanding shares for a price of $26 per share in cash at closing, plus a non-tradable contingent value right of $10 per share in cash payable upon a specified regulatory submission of a baxdrostat product. Combined, the upfront and maximum potential contingent value payments represent, if achieved, a transaction value of approximately $1.8bn. As part of the transaction, AstraZeneca will acquire the cash and marketable securities on CinCor’s balance sheet, which totalled approximately $522m as of 30 September 2022. The transaction is expected to close in the first quarter of 2023.

On 16 January 2023, AstraZeneca completed the acquisition of Neogene Therapeutics Inc. (Neogene). AstraZeneca acquired all outstanding equity of Neogene for a total consideration of up to $320m, on a cash and debt free basis. This includes an initial payment of $200m on deal closing, and a further up to $120m in both contingent milestones-based and non-contingent consideration.

On 30 January 2023, AstraZeneca completed the sale of its West Chester site in Ohio, US, to National Resilience, Inc. On completion of the sale, the Property, plant and equipment assets associated with this transaction of $150m which were recorded as Assets held for sale as at 31 December 2022 have been disposed of, with no net impact recorded in the Consolidated Statement of Comprehensive Income.

On 2 February 2023, the Group entered into an additional $2.0bn of two-year committed bank facilities.